Earnings per share	12 Months Ended
Dec. 31, 2017
Earnings per share
Earnings per share

Note 25 – Earnings per share

The Company computes net income per common share by dividing net income for the year attributable to Telecom Argentina (Controlling Company) by the weighted average number of common shares outstanding during the year. Diluted net income per share is computed by dividing the net income for the year by the weighted average number of common and dilutive potential common shares then outstanding during the year. Since the Company has no dilutive potential common stock outstanding, there are no dilutive earnings per share amounts.

For financial years ended December 31, 2017, 2016 and 2015 the weighted average number of shares outstanding amounted to 969,159,605 due to the changes caused by the Treasury Shares Acquisition Process that began in May 2013, as described in Note 19.d) to these consolidated financial statements.